UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND
(Exact name of registrant as specified in charter)

Robert K. Grunewald
Chief Executive Officer
1350 6th Avenue, 18th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

(908) 239-7493
(Registrant’s telephone number, including area code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001-3980
(202) 383-0262

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report
June 30, 2021

Flat Rock Opportunity Fund

FLAT ROCK GLOBAL

Where Investors Come First

 Table of Contents

Shareholder Letter	1
Portfolio Update	4
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	19
Additional Information	31
Renewal of Investment Advisory Agreement	32

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2021 (Unaudited)

Fellow FROPX Shareholders,

At the midyear mark, Flat Rock Opportunity Fund (“the Fund”) was up 15.20%, outpacing our full-year return of 14.50% in 2020. Across all CLO-focused funds in the US tracked by Creditflux, our 2021 fund performance was ranked #4 through May.

Fund Performance (Net)

	Year to Date Through 6/30/2021	2020 Full Year	Annualized Return Since Inception on 7/2/2018	Standard Deviation Since Inception on 7/2/2018
Flat Rock Opportunity Fund	15.20%	14.50%	13.77%	7.91%
S&P 500 Index	15.25%	18.40%	18.57%	23.06%
Bloomberg Barclays US High Yield Bond Index	3.62%	7.11%	7.54%	6.48%
S&P / LSTA Leveraged Loan Index	3.28%	3.12%	4.39%	4.77%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

We believe the current market conditions for CLO equity are very favorable. While we usually write our own summary of the current market environment, this research piece from JP Morgan well summarizes our current thinking:

“With modest default activity year to date ($8.5bn), negligible distressed volume ($34bn), access to capital markets wide open ($346bn refi YTD), and a sharp global economic recovery underway, we recently revised down our high yield bond and loan default rate forecasts for 2021 to 0.65% apiece from our previous forecast of 2.0%. Notably, 2021’s forecast would be the lowest default rate for high yield bonds and loans since 2007 and 2011, respectively. Looking out to 2022, we expect default rates to rise modestly of 2021’s low but remain very low by historical standards. Specifically, we also lowered our 2022 high yield bond and loan default rate forecasts to 1.25% apiece from our previous forecasts of 2.0%. For reference, the long-term average default rates for bonds and loans is 3.6% and 3.1%, respectively.”

While the above comment is only applicable to our Fund in terms of the default rate for loans underlying our CLO positions, it should be noted that a low default rate environment has the potential to materially increase CLO equity returns.

There are other market factors at work that are also beneficial for our CLO equity investments. A recent Libor rate of 15bps is beneficial for CLO equity cash flows because lower Libor means lower borrowing costs for our CLOs, while the assets in the CLOs have rates protected by Libor floors. Strong demand for CLO debt securities rated ‘AAA’ to ‘BB’ by the rating agencies means attractive initial borrowing costs for new-issue CLOs, as well as potential favorable refinancings for our existing CLOs.

Semi-Annual Report | June 30, 2021	1

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2021 (Unaudited)

After the onset of COVID-19, we opportunistically increased our investments in CLO debt securities, initially rated ‘BB’, to the Fund. These investments made up 47% of the portfolio on December 31, 2020. We bought these debt securities at significant discounts to their par value and have begun to take gains in these securities, often at levels near par. These gains on BB notes have been one of the key drivers of the fund’s NAV in 2021. On June 30, 2021, CLO ‘BB’ Notes were 11% of AUM. The remainder of the Fund’s investment portfolio is invested in CLO equity securities.

The Fund has grown to $134M of assets at fair market value as of June 30, 2021. Reflecting many of the factors discussed above, we are pleased that the performance of our portfolio has enabled us to increase the distribution rate twice this year, first to $0.175 per share in January and again to $0.183 in June. As of June 30, 2021, the Fund paid a 10.1%1 distribution rate, covered fully by the Fund’s net investment income.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization- weighted index of the 500 largest U.S. publicly traded companies. The S&P LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. Bps refers to basis points, which is a unit of measure equal to one-hundredth of one percent.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. This material must be preceded or accompanied by the prospectus. Please read it carefully.

[1]

As of June 30, 2021; We intend to pay a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified from time to time. The distribution rate is calculated as the next monthly declared distribution * 12, divided by the share price. In 2019 and 2020, no portion of our distributions included a return of capital.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2021 (Unaudited)

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long -term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowing. Distributions are not guaranteed and a company’s future abilities to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time. ALPS Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of our shares on a best efforts’ basis, subject to various conditions.

Semi-Annual Report | June 30, 2021	3

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2021 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (“the Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE OVERVIEW

For the six month period ended June 30, 2021, the Fund returned 15.20%. During that same period, the S&P BDC Total Return Index returned 28.13% and the S&P 500 Index returned 15.25%.

PERFORMANCE as of June 30, 2021

	6 Month	1 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)	15.20%	47.64%	13.79%
S&P BDC Total Return Index(3)	28.13%	58.31%	10.58%
S&P 500 Index(4)	15.25%	40.79%	18.57%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)

The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

(4)

The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

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Flat Rock Opportunity Fund	Portfolio Update

June 30, 2021 (Unaudited)

ASSET ALLOCATION as of June 30, 2021^

^	Holdings are subject to change.
Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2021

% of Total Investments**
TCP Whitney CLO, Ltd., Subordinated Notes	7.17%
Oaktree CLO 2019-4, Ltd., Subordinated Notes	5.97%
Northwoods CLO Warehouse	5.79%
BlackRock Elbert CLO V, Ltd., Subordinated Notes	5.41%
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	5.31%
Ares LIX CLO, Ltd., Subordinated Notes	5.29%
Shackleton 2017-X CLO, Ltd., Class E	4.81%
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	4.45%
OCP CLO 2020-20, Ltd., Subordinated Notes	4.42%
KKR CLO 31, Ltd., Subordinated Notes	4.35%
52.98%

*	Holdings are subject to change and exclude cash equivalents.
**	Percentages are based on the fair value of total investments of the Fund.

Semi-Annual Report | June 30, 2021	5

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2021 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through June 30, 2021.

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Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2021 (Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)- 100.52%
Ares LIX CLO, Ltd., Subordinated Notes(c)(d)(e)(f)	17.08%(g)	04/25/2034	$8,000,000	$6,720,000
Ares XLIX CLO, Ltd., Subordinated Notes(c)(d)(e)	13.91%(g)	07/22/2030	3,600,000	2,552,645
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes(c)(d)(e)(f)	14.28%(g)	07/24/2034	7,700,000	6,747,878
Barings Middle Market CLO Ltd 2021-I(e)(f)	16.52%(g)	07/22/2025	3,240,000	3,223,800
BlackRock Elbert CLO V, Ltd., Subordinated Notes(c)(d)(e)	16.11%(g)	12/15/2031	6,500,000	6,863,266
Churchill Middle Market CLO IV, Ltd., Subordinated Notes(c)(d)(e)	13.94%(g)	01/23/2032	7,000,000	5,654,341
Dryden 33 Senior Loan Fund, Subordinated Notes(c)(d)(e)	31.61%(g)	04/15/2029	10,000,000	4,896,731
Eaton Vance CLO 2018-1, Ltd., Subordinated Notes(c)(d)(e)	9.27%(g)	10/15/2030	3,000,000	2,052,953
KKR CLO 29, Ltd., Subordinated Notes(c)(d)(e)(f)	14.25%(g)	01/15/2032	5,500,000	5,176,600
KKR CLO 31, Ltd., Subordinated Notes(c)(d)(e)(f)	17.23%(g)	04/20/2034	6,000,000	5,521,818
LCM 32, Ltd., Subordinated Notes(c)(d)(e)(f)	16.86%(g)	07/20/2034	6,000,000	4,859,850
Marble Point CLO XVIII, Ltd., Income Notes(c)(d)(e)(f)	17.35%(g)	10/15/2050	5,000,000	4,908,280
Marble Point CLO XX, Ltd., Income Notes(c)(d)(e)(f)	14.12%(g)	04/23/2051	6,000,000	4,980,074
Northwoods CLO Warehouse(c)(d)(e)(h)	16.00%(g)	12/31/2049	7,350,000	7,350,000
Oaktree CLO 2019-2, Ltd., Subordinated Notes(c)(d)(e)(f)	20.90%(g)	04/15/2031	5,000,000	2,968,467
Oaktree CLO 2019-4, Ltd., Subordinated Notes(c)(d)(e)(f)	15.30%(g)	10/20/2032	9,000,000	7,581,123
OCP CLO 2020-20, Ltd., Subordinated Notes(c)(d)(e)(f)	14.09%(g)	10/09/2033	6,000,000	5,617,122
Symphony CLO XXVI, Ltd., Subordinated Notes(c)(d)(e)(f)	15.86%(g)	04/20/2033	4,850,000	2,951,710
TCP Whitney CLO, Ltd., Subordinated Notes(c)(d)(e)	23.31%(g)	08/20/2029	11,500,000	9,109,927
Voya CLO 2019-1, Ltd., Subordinated Notes(c)(d)(e)(f)	20.96%(g)	04/15/2031	2,500,000	2,326,408

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $98,799,446)				$102,062,993

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	7

Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)- 14.26%
Atlas Senior Loan Fund IX, Ltd., Class E(c)(d)(e)(f)	3M US L +5.42%	04/20/2028	$5,750,000	$5,502,074
NewStar Fairfield Fund CLO, Ltd., Class DN(c)(d)(e)(f)	3M US L +7.38%	04/20/2030	3,000,000	2,863,234
Shackleton 2017-X CLO, Ltd., Class E(c)(d)(e)(f)	3M US L +6.215%	04/20/2029	6,500,000	6,111,399

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $12,801,995)				$14,476,707

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 10.28%
Money Market Fund - 10.28%
First American Government Obligations Fund	(7 Day Yield 0.03%)	10,436,783	$10,436,783

TOTAL SHORT TERM INVESTMENTS
(Cost $10,436,783)			$10,436,783

TOTAL INVESTMENTS - 125.06%
(Cost $122,038,224)			$126,976,483
LIABILITIES IN EXCESS OF OTHER ASSETS - (25.06)%			(25,442,611)
NET ASSETS - 100.00%			$101,533,872

(a)

Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $102,062,993, which represents 100.52% of net assets as of June 30, 2021.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2021 (Unaudited)

(b)

All or a portion of the security has been pledged as collateral in connection with the credit facility. At June 30, 2021, the value of securities pledged amounted to $127,276,483, which represents approximately 125.35% of net assets.

(c)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $78,059,837, which represents 76.88% of net assets as of June 30, 2021.

(g)	Estimated yield.
(h)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	9

Flat Rock Opportunity Fund	Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $122,038,224)	$126,976,483
Interest receivable	2,779,532
Prepaid loan commitment fees	572,411
Fee rebate	409,604
Receivable for fund shares sold	209,126
Prepaid expenses and other assets	13,483
Total Assets	130,960,639

LIABILITIES:
Credit Facility, net (see Note 9)	25,000,000
Accrued interest expense	287,013
Payable for fund investment purchased	3,223,800
Incentive fee payable	686,091
Management fee payable	144,471
Payable for fund accounting and administration fees	44,441
Payable for custodian fees	2,395
Payable for audit and tax service fees	10,623
Payable to transfer agent	10,189
Payable to trustees and officers	22
Payable for excise tax	451
Other accrued expenses	17,271
Total Liabilities	29,426,767
Net Assets	$101,533,872

NET ASSETS CONSIST OF:
Paid-in capital	$89,376,190
Total distributable earnings	12,157,682
Net Assets	$101,533,872

PRICING OF SHARES:
Net Assets	$101,533,872
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	4,665,691
Net Asset Value Per Share and Offering Price Per Share	$21.76

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME:
Interest income	$10,366,076
Dividend income	828
Total Investment Income	10,366,904

EXPENSES:
Management fees	837,096
Incentive fees	1,155,328
Interest on credit facility	894,865
Accounting and administration fees	156,875
Loan commitment fees	100,080
Transfer agent fees and expenses	80,216
Audit and tax service fees	31,338
Legal fees	30,121
Excise tax expenses	19,613
Registration expenses	19,062
Printing expenses	15,408
Custodian expenses	6,174
Insurance expenses	4,664
Trustee expenses	4
Miscellaneous expenses	2,083
Total Expenses	3,352,927
Net Investment Income	7,013,977

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	3,813,588
Net change in unrealized appreciation/depreciation on:
Investments	1,773,725
Net Realized and Unrealized Gain on Investments	5,587,313
Net Increase in Net Assets Resulting from Operations	$12,601,290

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	11

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,013,977	$6,746,041
Net realized gain	3,813,588	251,154
Net change in unrealized appreciation	1,773,725	4,272,637
Net increase in net assets resulting from operations	12,601,290	11,269,832

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(3,823,861)	(6,922,351)
Decrease in net assets from distributions to shareholders	(3,823,861)	(6,922,351)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,544,273	34,825,541
Reinvestment of distributions	1,054,202	1,961,018
Cost of shares repurchased	(6,017,334)	(6,965,811)
Net increase in net assets from capital share transactions	13,581,141	29,820,748

Net Increase in Net Assets	22,358,570	34,168,229

NET ASSETS:
Beginning of period	79,175,302	45,007,073
End of period	$101,533,872	$79,175,302

OTHER INFORMATION:
Share Transactions:
Shares sold	882,476	1,993,116
Shares issued in reinvestment of distributions	50,364	111,448
Shares repurchased	(286,950)	(394,878)
Net increase in shares outstanding	645,890	1,709,686

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,601,290
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(76,237,133)
Proceeds from sale of investment securities	65,151,444
Purchase of short-term investment securities	(5,893,103)
Amortization of premium and accretion of discount on investments, net	(718,222)
Net realized (gain) on:
Investments	(3,813,588)
Net change in unrealized appreciation/depreciation on:
Investments	(1,773,725)
(Increase)/Decrease in assets:
Interest receivable	(955,072)
Prepaid loan commitment fees	(572,411)
Fee rebate	(300,000)
Prepaid expenses and other assets	(5,809)
Increase/(Decrease) in liabilities:
Accrued interest expense	60,711
Incentive fee payable	260,747
Management fee payable	25,614
Payable for fund accounting and administration fees	19,779
Payable for custodian fees	(611)
Payable for audit and tax service fees	(29,377)
Payable to transfer agent	(6,496)
Payable to trustees and officers	4
Payable for excise tax	(2,047)
Other accrued expenses	(11,956)
Net cash used in operating activities	(12,199,961)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	18,574,302
Cost of shares repurchased	(6,017,334)
Borrowings on credit facility	15,950,000
Payments on credit facility	(13,450,000)
Payments of debt issuance costs	610,273
Cash distributions paid	(3,467,280)
Net cash provided by financing activities	12,199,961
Net increase in cash	–
Cash, beginning of period	$–
Cash, end of period	$–

 See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	13

Flat Rock Opportunity Fund	Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$1,054,202

Cash paid for interest on credit facility during the period was:	$834,154

See Notes to Financial Statements.

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Intentionally Left Blank

Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Net asset value - beginning of period	$19.70		$19.48	$19.06	$20.00
Income/(loss) from investment operations:
Net investment income(a)	1.63		2.16	2.16	0.99
Net realized and unrealized gain/(loss) on investments(a)	1.31		0.24	0.26	(1.26)
Total income/(loss) from investment operations	2.94		2.40	2.42	(0.27)

Less distributions:
From net investment income	(0.88)		(2.18)	(2.00)	(0.67)
Total distributions	(0.88)		(2.18)	(2.00)	(0.67)
Net increase/(decrease) in net asset value	2.06		0.22	0.42	(0.94)
Net asset value - end of period	$21.76		$19.70	$19.48	$19.06

Total Return(b)	15.20	%(c)	14.50%	13.24%	(1.44	%)(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$101,534		$79,175	$45,007	$16,262
Ratios to Average Net Assets (including interest on credit facility)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	7.51	%(e)	5.23%	3.67%	0.89	%(e)

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.51	%(e)	5.37%	4.93%	7.51	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	15.71	%(e)	12.37%	11.02%	9.99	%(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	15.71	%(e)	12.23%	9.76%	3.36	%(e)
Ratios to Average Net Assets (excluding interest on credit facility)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.51	%(e)	4.53%	N/A	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.51	%(e)	4.67%	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements	17.71	%(e)	13.07%	N/A	N/A
Ratio of net investment income to average net excluding fee waivers and reimbursements	17.71	%(e)	12.93%	N/A	N/A
Portfolio turnover rate	58	%(c)	43%	52%	131	%(c)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	17

Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Credit Facility:
Aggregate principal amount, end of period (000s):	25,000	21,890	–	–
Asset coverage, end of period per $1,000:(f)	5,073	4,627	–	–

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Interest expense relates to the Fund’s credit facility (see Note 9) and includes amortization of debt issuance costs.
(e)	Annualized.
(f)

Calculated by subtracting the Fund’s total liabilities (excluding the credit facility and accumulated unpaid interest on credit facility) from the Fund’s total assets and dividing by the outstanding credit facility balance.

See Notes to Financial Statements.

www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Semi-Annual Report | June 30, 2021	19

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

The Fund intends to primarily invest in junior debt or equity tranches of CLOs. In valuing such investments, the Adviser considers the indicative prices provided by a recognized industry pricing service as a primary source for its CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles.

Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Adviser considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Adviser may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

The Fund may invest directly in Senior Loans (either in the primary or secondary markets). For each Senior Loan, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

In addition, the values of the Fund’s Senior Loans are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. At the end of the quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of the Fund’s investments. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to Flat Rock Global, LLC (the “Adviser”), as its valuation designee.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Adviser designee has also engaged a third-party valuation firm to provide assistance in valuing certain of the Fund’s investments. All third-party pricing services are approved, monitored and evaluated by the Board and its valuation designee. The Board, in conjunction with its active oversight of the valuation designee, may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Semi-Annual Report | June 30, 2021	21

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Collateralized Loan Obligations Equity	$–	$3,223,800	$98,839,193	$102,062,993
Collateralized Loan Obligations Debt	–	–	14,476,707	14,476,707
Short Term Investments	10,436,783	–	–	10,436,783
Total	$10,436,783	$3,223,800	$113,315,900	$126,976,483

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2021:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2020	$51,015,016	$44,909,660	$95,924,676
Accrued Discount/ Premium	(1,374,337)	2,092,559	718,222
Realized Gain/(Loss)	(231,469)	4,155,032	3,923,563
Change in Unrealized Appreciation/(Depreciation)	4,967,874	(3,194,151)	1,773,723
Purchases	65,925,930	–	65,925,930
Sales Proceeds	(21,463,821)	(33,486,393)	(54,950,214)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of June 30, 2021	$98,839,193	$14,476,707	$113,315,900
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June, 30 2021	$4,595,074	$637,102	$5,232,176

Semi-Annual Report | June 30, 2021	23

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan	$98,839,193	Third-party vendor	Broker Quotes	N/A
Obligations Equity		pricing service
Collateralized Loan	$14,476,707	Third-party vendor	Broker Quotes	N/A
Obligations Debt		pricing service

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

In addition to the Advisory Fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

●

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

●

15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

Semi-Annual Report | June 30, 2021	25

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

During the six months ended June 30, 2021, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 11, 2021	May 20, 2021
Repurchase Request Deadline	March 19, 2021	June 23, 2021
Repurchase Pricing Date	March 19, 2021	June 23, 2021
Amount Repurchased	$4,543,616	$1,473,718
Shares Repurchased	219,286	67,664

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2021, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$79,460,933	$65,261,419

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2020, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$6,922,351	$—	$—	$—	$6,922,351

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2021, with differences related to passive foreign investment companies and partnership interests, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$3,967,561	$(900,424)	$3,067,137	$123,909,346

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

CLO Risk: In addition to the general risks associated with debt securities and structured products, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Semi-Annual Report | June 30, 2021	27

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Global Markets Risk: The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to our business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness, or COVID-19, emerged in the city of Wuhan in the Hubei province of China.

Any prolonged disruptions in the business of the portfolio companies underlying the CLOs in which we invest, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for companies to conduct their businesses. As a result of pandemic outbreaks, including COVID-19, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of the portfolio companies underlying the CLOs in which we invest, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to our results of operations, business, or prospects.

Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our investments. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

9. BORROWINGS

On September 18, 2020, Fund entered into a Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Loan Agreement”), pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”).

Semi-Annual Report | June 30, 2021	29

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

As of June 30, 2021, the Fund had drawn down $25,000,000 from the Credit Facility, which was the maximum borrowing outstanding during the year. The Fund is charged an interest rate of 6.90%, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the six months ended June 30, 2021. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average annualized loan payable for the six months ended June 30, 2021 was $25,747,928.

10. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

12. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2021, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 9, 2021	July 8, 2021	July 12, 2021	$0.183
August 10, 2021	August 9, 2021	August 11, 2021	$0.183

On August 17, 2021 the Fund amended its credit agreement with Eagle Point Credit Management, LLC, increasing the maximum borrowings permitted under the term loan to $35,000,000 and the maximum borrowings permitted under the revolver to $4,625,000.

On August 24, 2021, the Board of Trustees approved an increase in the Fund’s annualized distribution rate from $2.20 to $2.65. As such, the Fund declared monthly distributions of $0.221 per share to be paid on September 10, 2021, October 12, 2021 and November 10, 2021 to shareholders of record as of the close of business on September 8, 2021, October 8, 2021 and November 8, 2021, respectively.

30	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information

June 30, 2021 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting the privacy of our shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about shareholders. The only information we collect from shareholders is their name, address, number of shares held and their social security number. This information is used only so that we can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized employees of the Adviser. It is our policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.
●

Service providers. We may disclose a shareholder’s personal information to companies that provide services on our behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.

●

Courts and government officials. If required by law, we may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Semi-Annual Report | June 30, 2021	31

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement

June 30, 2021 (Unaudited)

At a meeting of the Board of Trustees held on February 26, 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)), considered and approved the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between Flat Rock Global, LLC (the “Adviser”) and the Fund.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was formed in 2016 and, as of December 31, 2020, had assets under management of approximately $200 million. The Board considered the services rendered by the Adviser, noting that the Adviser was responsible for carrying out the Fund’s investment program and management of the Fund’s portfolio. The Board discussed the recent changes to the Adviser’s business, including the reorganization of the Adviser’s business development company into an interval fund (Flat Rock Core Income Fund) and the establishment of a private fund. The Board further noted that there had been changes to the Adviser’s personnel, including the addition of a new chief compliance officer. The Board discussed the new Adviser personnel, and expressed satisfaction with each individual’s experience and credentials. The Board commented on the Adviser’s extensive experience investing in CLOs. The Board discussed the Adviser’s practices for monitoring compliance with the Fund’s investment limitations, and the Adviser’s business continuity plan. The Board reviewed the Adviser’s broker selection practices, noting that the use of brokers was limited with respect to the Fund. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources and compliance policies and procedures to perform its duties under the Investment Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that for the one year, and since inception periods the Fund returned 14.50% and 10.30%, respectively, outperforming its peer group. The Board discussed the factors that contributed to the Fund’s performance, noting that the personnel of the Adviser were able to source strong opportunities for the Fund and that the size of the Fund allowed the Adviser to be highly selective with its investments. The Board acknowledged that CreditFlux, a leading information source for credit funds and CLOs, named the Fund “CLO Fund of the Year” for 2020 based on 2019 calendar year returns. The Board further noted that the Fund outperformed the S&P BDC Total Return Index for the one year and since inception periods. However, the Board acknowledged that the index was based on publicly traded BDCs, which have exposure to the broader markets, and thus is not necessarily a benchmark upon which to measure performance of the Fund.

Fees and Expenses. The Board reviewed the Fund’s base management fee of 1.375%, noting that it was below the peer group average. The Board further noted that the base management fee had not changed since the Advisory Agreement was initially approved. The Board reviewed the incentive fee for the Fund noting that the fee is calculated and payable quarterly in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” subject to a hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%). The Board noted that the net expense ratio for the Fund was 3.67%, which was well below the peer group average. The Board concluded that the management fees, including the incentive fees were reasonable in light of the service provided by the Adviser.

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement

June 30, 2021 (Unaudited)

Profitability. The Board noted that, for the year ended December 31, 2020, the Adviser realized a modest profit from its relationship with the Fund. The Board reviewed the fees earned by the Adviser, noting that the Adviser voluntarily waived a portion of its fees. The Board discussed the expertise required to manage the Fund’s strategy and determined that the profits earned by the Adviser were reasonable and not excessive.

Economies of Scale. The Board discussed that the Fund was not experiencing economies of scale at this time and the Adviser did not have plans to reduce its base management fees. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | June 30, 2021	33

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

(b)	Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 3, 2021

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial Officer)

Date:	September 3, 2021